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                                                                    Exhibit 99.3
                                               Form of Indemnification Agreement

                         THE YANKEE CANDLE COMPANY, INC.

                            INDEMNIFICATION AGREEMENT

      This Agreement is made as of June 2, 2005, by and between The Yankee Candle Company, Inc., a Massachusetts corporation (the "Corporation"), and ___________________ ("Indemnitee"), a director or officer of the Corporation.

      WHEREAS, it is essential to the Corporation to retain and attract as directors and officers the most capable persons available, and

      WHEREAS, the threat of corporate litigation subjects directors and officers to expensive litigation risks while directors' and officers' liability insurance has become more expensive and limited in coverage, and

      WHEREAS, it is the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law, and

      WHEREAS, Indemnitee does not regard the protection available under the Corporation's Articles of Organization and insurance as adequate in the present circumstances, and may not be willing to serve or continue to serve as a director or officer of the Corporation without adequate protection, and

      WHEREAS, the Corporation desires Indemnitee to serve, or continue to serve, as a director or officer of the Corporation.

      NOW THEREFORE, the Corporation and Indemnitee do hereby agree as follows:

      1. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a director or officer of the Corporation for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders his or her resignation in writing.

      2. Definitions. As used in this Agreement:

            (a) The term "Corporate Status" shall mean the status of a person who is or was a director or officer of the Corporation or who, while a director or officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity. A director or officer is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan.

            (b) The term "Disinterested Director" shall mean a director of the Corporation who, at the time of a vote referred to in Paragraph 8 of this Agreement, is not (i) a party to the Proceeding, or (ii) an individual having a familial, financial, professional or employment relationship with Indemnitee, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgment when voting on the decision being made.

            (c) The term "Expenses" shall include, without limitation, attorneys' fees, retainers, court costs, transcript costs, fees and expenses of experts, travel expenses, duplicating costs, printing and binding costs, telephone and telecopy charges, postage, delivery service fees and other disbursements or

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expenses of the type customarily incurred in connection with a Proceeding, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

            (d) The term "Liability" shall mean the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable Expenses incurred with respect to a Proceeding.

            (e) The term "Proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal.

      3. Indemnification.

            (a) The Corporation shall indemnify Indemnitee if Indemnitee was, is or is threatened to be made a defendant or respondent in a Proceeding because of Indemnitee's Corporate Status as a director of the Corporation against Liability incurred in the Proceeding if (i) (1) Indemnitee conducted himself or herself in good faith, and (2) Indemnitee reasonably believed that his or her conduct was in the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation, and (3) in the case of any criminal proceeding, Indemnitee had no reasonable cause to believe his or her conduct was unlawful, or (ii) Indemnitee engaged in conduct for which Indemnitee shall not be liable under a provision of the Corporation's Articles of Organization authorized by Section 2.02(b)(4) of Chapter 156D of the General Laws of the Commonwealth of Massachusetts ("Chapter 156D") or any predecessor or successor provision to such Section. The Corporation shall indemnify Indemnitee if Indemnitee was, is or is threatened to be made a defendant or respondent in a Proceeding because of Indemnitee's Corporate Status as an officer of the Corporation against Liability incurred in the Proceeding, except for Liability arising out of acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.

            (b) Indemnitee's conduct with respect to an employee benefit plan for a purpose Indemnitee reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that Indemnitee's conduct was at least not opposed to the best interests of the Corporation.

            (c) The termination of a Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that Indemnitee did not meet the relevant standard of conduct described in this Paragraph 3.

      4. Exceptions to Right of Indemnification. Notwithstanding anything to the contrary in this Agreement, except as set forth in Paragraphs 9 and 10, the Corporation shall not indemnify Indemnitee in connection with a Proceeding (or part thereof) initiated by Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation (the "Board of Directors"). Notwithstanding anything to the contrary in this Agreement, the Corporation shall not indemnify Indemnitee to the extent Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to Indemnitee and Indemnitee is subsequently reimbursed from the proceeds of insurance, Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursements.

      5. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been wholly successful, on the merits or otherwise, in the defense of any Proceeding to which Indemnitee was a party because of Indemnitee's Corporate Status,

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Indemnitee shall be indemnified against all reasonable Expenses incurred by
Indemnitee or on Indemnitee's behalf in connection therewith. Without limiting the foregoing, if any Proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (a) the disposition being adverse to Indemnitee, (b) an adjudication that Indemnitee was liable to the Corporation, (c) a plea of guilty or nolo contendere or its equivalent by Indemnitee, (d) an adjudication that Indemnitee did not act in good faith, (e) with respect to Indemnitee in his or her Corporate Status as a director of the Corporation, an adjudication that Indemnitee did not act in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, (f) with respect to any criminal proceeding involving Indemnitee in his or her Corporate Status as a director of the Corporation, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, and (g) with respect to Indemnitee in his or her Corporate Status as an officer of the Corporation, an adjudication that Indemnitee's conduct involved intentional misconduct or a knowing violation of law, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

      6. Notification and Defense of Claim. As a condition precedent to Indemnitee's right to be indemnified, Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought by Indemnitee and provide the Corporation with a copy of any summons, citation, subpoena, complaint, indictment, information or other document relating to such Proceeding with which Indemnitee is served. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such claim, other than as provided below in this Paragraph 6. Indemnitee shall have the right to employ Indemnitee's own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (a) the employment of counsel by Indemnitee has been authorized by the Corporation, (b) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the reasonable fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (b) above. The Corporation shall not be required to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold its or his or her consent to any proposed settlement.

      7. Advancement of Expenses. In the event that (a) the Corporation does not assume the defense pursuant to Paragraph 6 of this Agreement of any Proceeding to which Indemnitee is a party or is threatened to be made a party by reason of Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith and of which the Corporation receives notice under this Agreement or (b) the Corporation assumes such defense but Indemnitee is, pursuant to Paragraph 6 of this Agreement, nonetheless entitled to have the fees and costs of Indemnitee's own counsel paid for by the Corporation, any Expenses incurred by Indemnitee or on his or her behalf in defending such Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that the payment of such Expenses incurred by Indemnitee or on his or her behalf in advance of the final disposition of such Proceeding shall be made only upon receipt of (a) a

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written affirmation of Indemnitee's good faith belief that Indemnitee has met the applicable standard of conduct described in Paragraph 3 of this Agreement or that the Proceeding involves conduct for which Liability has been eliminated under a provision of the Corporation's Articles of Organization as authorized by
Section 2.02(b)(4) of Chapter 156D or any predecessor or successor provision to such Section and (b) an unlimited undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such Expenses shall be paid promptly following the Corporation's receipt of Indemnitee's written affirmation of conduct and unlimited undertaking to repay advanced amounts in the event Indemnitee is not entitled to indemnification. The undertaking referred to in clause (b) above shall be an unlimited general obligation of Indemnitee and shall be accepted without reference to Indemnitee's financial ability to make repayment.

      8. Procedure for Indemnification. In order to obtain indemnification pursuant to Paragraphs 3 or 5 of this Agreement, Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. Any such indemnification shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless with respect to requests under Paragraph 3 the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Paragraph 3. Except as set forth in the last sentence of this Paragraph 8, the determination of whether Indemnitee has met the relevant standard of conduct set forth in Paragraph 3 shall be made in each instance (a) if there are two or more Disinterested Directors, by the Board of Directors by a majority vote of all the Disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more Disinterested Directors appointed by vote; (b) by special legal counsel (i) selected in the manner prescribed in clause (a), or
(ii) if there are fewer than two Disinterested Directors, selected by those members of the Board of Directors who do not qualify as Disinterested Directors; or (c) by the shareholders of the Corporation. Notwithstanding anything to the contrary herein, to the extent Indemnitee is an officer and not a director of the Corporation, the determination of whether Indemnitee has met the relevant standard of conduct set forth in Paragraph 3 shall be made by the Board of Directors.

      9. Right to Seek Court-Ordered Indemnification and Advance of Expenses. Nothing contained in this Agreement shall abrogate or limit the right of Indemnitee to apply to a court of competent jurisdiction for indemnification or an advance of Expenses to the extent permitted by Section 8.54 of Chapter 156D or any successor Section thereto that increases the scope of permitted indemnification.

      10. Remedies. The right to indemnification and advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. Unless otherwise required by law, the burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Paragraph 8 that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the standard of conduct. Indemnitee's expenses (of the type described in the definition of "Expenses" in Paragraph 2(c)) reasonably incurred in connection with successfully establishing his or her right to indemnification, in whole, or in part, in any such Proceeding shall also be indemnified by the Corporation.

      11. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties

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or amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which Indemnitee is entitled.

      12. Subrogation. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

      13. Term of Agreement. This Agreement shall continue until and terminate upon the later of (a) six years after the date that Indemnitee shall have ceased to serve as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or (b) the final termination of all Proceedings pending on the date set forth in clause (a) in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any Proceeding commenced by Indemnitee pursuant to Paragraph 10 of this Agreement relating thereto.

      14. Indemnification Hereunder Not Exclusive. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Corporation's Articles of Organization or Bylaws, any agreement, any vote of shareholders or directors of the Corporation, Chapter 156D, any other law (common or statutory) or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding office for the Corporation. Nothing contained in this Agreement shall be deemed to prohibit the Corporation from purchasing and maintaining insurance, at its expense, to protect itself or Indemnitee against any expense, liability or loss incurred by it or him or her in any such capacity, or arising out of Indemnitee's status as such, whether or not Indemnitee would be indemnified against such expense, liability or loss under this Agreement; provided that the Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

      15. No Special Rights. Nothing herein shall confer upon Indemnitee any right to continue to serve as an officer or director of the Corporation for any period of time, or at any particular rate of compensation.

      16. Savings Clause. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

      17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

      18. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of Indemnitee.

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      19. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      20. Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Massachusetts law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.

      21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand or (b) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

            (i) if to Indemnitee, to the address appearing on the signature page of this Agreement.

            (ii)  if to the Corporation, to:
                  16 Yankee Candle Way
                  P.O. Box 110
                  South Deerfield, MA  01373
                  Attn: General Counsel

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

      22. Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

      23. Enforcement. The Corporation expressly confirms and agrees that it has entered into this Agreement in order to induce Indemnitee to serve or to continue to serve as a director or officer of the Corporation, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

      24. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, whether oral or written, by any officer, employee or representative of any party hereto in respect of the subject matter contained herein; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. For avoidance of doubt, the parties confirm that the foregoing does not apply to or limit Indemnitee's rights under Massachusetts law or the Corporation's Articles of Organization or Bylaws.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  THE YANKEE CANDLE COMPANY, INC.

                                  By: /s/ Craig W. Rydin
                                      ----------------------------------------
                                  Name: Craig W. Rydin
                                  Title: Chairman and Chief Executive Officer

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                                  INDEMNITEE:

                                  _____________________________________
                                  Name:
                                  Address:_____________________________

                                  _____________________________________

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